Report of Votes of Stockholders

The annual meeting of stockholders was held on October 3, 2019. Stockholders voted to elect four Class II Directors to serve until the annual meeting of stockholders in 2022, or until their successors are elected and qualified. Class I Directors (which include Robert Conti, Marc Gary, Michael M. Knetter and Peter P. Trapp) and the Class III Directors (which include Joseph V. Amato, Martha C. Goss, James G. Stavridis and Candace L. Straight) continue to hold office until the annual meeting in 2021 and 2020, respectively.

To elect four Class II Directors to serve until the annual meeting of stockholders in 2022 or until their successors are elected and qualified.

Shares of Common Stock

	Votes For	Votes	Abstentions	Broker
		Withheld		Non-Votes
Michael J. Cosgrove	45,412,417	5,532,109	-	-
Deborah C. McLean	45,385,924	5,558,602	-	-
George W. Morriss	45,385,996	5,558,530	-	-
Tom D. Seip	45,409,971	5,534,555	-	-